UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
_____________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported): June 22, 2022

Commission File Number: 1-11607
DTE Energy Company

Michigan	38-3217752
(State or other jurisdiction of incorporation or organization)	(I.R.S Employer Identification No.)

Registrants address of principal executive offices: One Energy Plaza, Detroit, Michigan 48226-1279
Registrants telephone number, including area code: (313) 235-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
Common stock, without par value	DTE	New York Stock Exchange

2017 Series E 5.25% Junior Subordinated Debentures due 2077	DTW	New York Stock Exchange

2019 6.25% Corporate Units	DTP	New York Stock Exchange

2020 Series G 4.375% Junior Subordinated Debentures due 2080	DTB	New York Stock Exchange

2021 Series E 4.375% Junior Subordinated Debentures due 2081	DTG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 22, 2022, the Organization and Compensation Committee of the Board of Directors of DTE Energy Company (the “Company”) approved the DTE Energy Company Executive Severance Allowance Plan (the “Plan”). The Plan establishes a uniform approach to severance applicable to eligible senior executives (which may include named executive officers) of the Company and its subsidiaries upon a termination of employment without Cause (as defined in the Plan). Senior executives who are entitled to receive benefits under any other Company severance plan, change-in-control severance agreement, employment agreement or other termination agreement, who are terminated for Cause, who voluntarily terminate or quit, or who terminate employment due to death or Disability (as defined in the Plan) are not eligible to receive payments or benefits under the Plan. In addition, in order to receive payments or benefits under the Plan, such senior executives must agree to a release of claims.

Under the Plan, eligible senior executives receive the following payments and benefits:
•External outplacement assistance for up to six months (or the cash equivalent value thereof);
•12 months COBRA (or the cash equivalent thereof); and
•A lump sum equal to 100% of base pay plus annual incentive at target for senior executives with 2 or more years of service as a senior executive (50% of base pay plus annual incentive at target for those with less than 2 years).

The foregoing summary is qualified in its entirety by reference to the terms of the Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1	DTE Energy Company Executive Severance Allowance Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2022

DTE Energy Company
(Registrant)

/s/Diane M. Antishin
Diane M. Antishin
Vice President-Human Resources and Chief Diversity and Inclusion Officer